Exhibit 10.1

EXECUTION VERSION

LOCK UP AGREEMENT

This LOCK UP AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of July 22, 2016, is entered into by and among (i) Halcón Resources Corporation (“Holdings” and, together with certain of its subsidiaries that are parties hereto and listed on Schedule 1 hereto, the “Company”), (ii) the undersigned beneficial holders, or investment advisors or managers for the account of beneficial holders (the “Second Lien Noteholders” and, together with their respective successors and permitted assigns and any subsequent Second Lien Noteholder that becomes party hereto in accordance with the terms hereof, the “Consenting Creditors”), of (A) the 8.625% Senior Secured Notes (the “8.625% Second Lien Notes”) issued under that certain indenture, dated as of May 1, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee (as amended, modified, or otherwise supplemented from time to time, the “8.625% Second Lien Note Indenture”) and (B) the 12.0% Senior Secured Notes (the “12.0% Second Lien Notes” and, together with the 8.625% Second Lien Notes, the “Second Lien Notes”) issued under that certain indenture, dated as of December 21, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee (as amended, modified or otherwise supplemented from time to time, the “12.0% Second Lien Note Indenture” and, together with the 8.625% Second Lien Note Indenture, the “Second Lien Note Indentures”). The Company, each Consenting Creditor, and any subsequent person or entity that becomes a party hereto in accordance with the terms hereof are referred herein as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the term sheet attached hereto as Exhibit A (the “Term Sheet,” including any schedules and exhibits attached thereto, which is expressly incorporated herein and made part of this Agreement, and as may be modified in accordance with Section 9 hereof);

WHEREAS, the Company is contemplating a restructuring (the “Restructuring”), which is anticipated to be effected through a plan of reorganization (the “Plan”) through a solicitation of votes for the Plan pursuant to the Bankruptcy Code (as defined below) (and to the extent required, applicable non-bankruptcy law) and the commencement by the Company of voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, among other things, the Plan contemplates that the legal, equitable, and contractual rights of the holders of each of the 8.625% Second Lien Notes and the 12.0% Second Lien Notes will be unaltered by and reinstated under the Plan;

WHEREAS, the Parties wish to enter into an amendment to the Second Lien Note Indentures and any the other applicable Note Documents (as defined in the Second Lien Note Indenture) (the “Amendment”);

WHEREAS, as of the date hereof, the Consenting Creditors hold, in the aggregate, more than 51% of the aggregate outstanding principal amount of the Second Lien Notes; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                                      Term Sheet. The Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Term Sheet sets forth certain of the material terms and conditions of the Amendment, as supplemented by the terms and conditions of this Agreement. In the event of any inconsistency between the Term Sheet and this Agreement, this Agreement shall control.

2.                                      Agreements of the Consenting Creditors.

(a)                                 Consent, Support. Subject to the terms and conditions hereof, each Consenting Creditor agrees that it shall:

(i)                                     promptly, and in no event later than [five (5) Business Days] following the commencement of the solicitation of the Amendment, deliver its consent to the Amendment;

(ii)                                  not directly or indirectly, through any person or entity, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of any plan, plan proposal, restructuring proposal, offer of dissolution, winding up, liquidation, sale or disposition, reorganization, merger or restructuring of the Company other than the Plan or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede approval of the disclosure statement with respect to the Plan (the “Disclosure Statement”), and the confirmation and consummation of the Plan and the Restructuring, including any debtor-in-possession financing that includes a “roll up” of the Revolving Credit Agreement Claims and any other transactions contemplated by the Plan; and

(iii)                               for so long as the Support Period is in effect for such Consenting Creditor, (A) in their capacities as holders of Second Lien Notes support and take such commercially reasonable actions necessary or reasonably requested by the Company to obtain the approval of the Disclosure Statement, and confirmation and consummation of the Plan and the Restructuring, including any debtor-in-possession financing that includes a “roll up” of the Revolving Credit Agreement Claims and any other transactions contemplated by the Plan, and (B) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring, negotiate in good faith appropriate additional or alternative provisions to address any such impediment. As used in this Agreement, “Support Period” means from the date hereof until the earlier of (I) the conclusion of the solicitation period for the Amendment, (II) the conversion of the Chapter 11 Cases to chapter 7 or (III) the termination of this Agreement in accordance with Section 4 hereof.

(b)                                 Transfers.

(i)                                     Each Consenting Creditor agrees that, for so long as the Support Period is in effect for such Consenting Creditor, such Consenting Creditor shall not sell, transfer, loan, issue, pledge, hypothecate, assign or otherwise dispose of (other than ordinary course pledges and/or swaps) (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Second Lien Notes, as applicable, or any option thereon or any right or interest therein (including grant any proxies, deposit any Second Lien Notes into a voting trust or entry into a voting agreement with respect to any such Second Lien Notes), unless the transferee thereof either (i) is a Consenting Creditor or its affiliate, provided that such affiliate shall agree in writing to be bound by this Agreement as if an original Party hereto, or (ii) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Creditor and to be bound by all of the terms of this Agreement applicable to Consenting Creditors (including with respect to any and all claims or interests it already may hold against or in the Company prior to such Transfer) by executing a joinder agreement, a form of which is attached hereto as Exhibit B (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days of such execution, to O’Melveny & Myers LLP (“Noteholder Counsel”) and Weil, Gotshal & Manges LLP (“Weil”), as counsel to the Company, in which event (a) the transferee (including the Consenting Creditor transferee, if applicable) shall be deemed to be a Consenting Creditor hereunder to the extent of such transferred rights and obligations and (b) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations. Each Consenting Creditor agrees that any Transfer of any Second Lien Notes that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Creditor shall have the right to enforce the voiding of such Transfer. Notwithstanding anything contained herein to the contrary, for so long as the Support Period is in effect for a Consenting Creditor, such Consenting Creditor may offer, sell or otherwise Transfer any or all of its Second Lien Notes and/or any other interests to any entity that, as of the date of Transfer, controls, is controlled by or is under common control with such Consenting Creditor; provided, however, that such entity shall automatically be subject to the terms of this Agreement and deemed a Party hereto and shall have executed a joinder hereto.

(ii)                                  Notwithstanding Section 2(b)(i): (A) a Consenting Creditor may Transfer its Second Lien Notes to an entity that is acting in its capacity as a Qualified Marketmaker without the requirement that the Qualified Marketmaker become a Party to, and bound by, this Agreement; provided that (1) such Qualified Marketmaker must Transfer such right, title or interest within five (5) business days following its receipt thereof, (2) any subsequent Transfer by such Qualified Marketmaker of the right, title or interest in such Second Lien Notes is to a transferee that is or becomes a Consenting Creditor effective as of the time of such transfer and (3) such transferor Consenting Creditor shall be solely responsible for the transferee Qualified Marketmaker’s failure to comply with the requirements of this Section 3; and (B) to the extent that a Consenting

Creditor is acting in its capacity as a Qualified Marketmaker, it may Transfer any right, title or interest in Second Lien Notes that such Consenting Creditor, in its capacity as a Qualified Marketmaker, acquires from a holder of the Second Lien Notes who is not a Consenting Creditor without the requirement that the transferee be or become a Consenting Creditor. For these purposes, a “Qualified Marketmaker” means an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against the Company (including debt securities or other debt) or enter with customers into long and short positions in claims against the Company (including debt securities or other debt), in its capacity as a dealer or market maker in such claims against the Company, and (y) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

(c)                                  Additional Claims or Equity Interests. To the extent any Consenting Creditor acquires additional Second Lien Notes such Consenting Creditor agrees that such Second Lien Notes shall be subject to this Agreement.

3.                                      Agreements of the Company.

The Company agrees that it shall, and shall cause each of its subsidiaries included in the definition of Company, to (a) act in good faith and use reasonable best efforts to support and consummate the Amendment in accordance with, and on the terms set forth in, the Term Sheet, (b) commence solicitation of the Amendment on or as soon as reasonably practicable following the Effective Date (as defined in the Plan) of the Plan but in no event later than thirty (30) days following the Effective Date of the Plan, (c) pay the Consent Fee (as defined and set forth in the Term Sheet) and (d) pay the Noteholder Advisors’ fees as contemplated by the Term Sheet.

4.                                      Termination of Agreement.

(a)                                 This Agreement shall terminate upon:

(i)                                     termination of the Restructuring Support Agreement;

(ii)                                  the filing by the Company of any motion or other request for relief seeking, or the Bankruptcy Court entering an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases, (D) withdrawing the Plan or (E) with respect to a plan which provides for a treatment of the Second Lien Noteholders that is materially different and adverse than the treatment provided for the Second Lien Noteholders under the Plan;

(iii)                               mutual agreement of the Company and the Requisite Creditors upon the receipt of written notice delivered in accordance with Section 17 hereof. As used in this Amendment, “Requisite Creditors” means as of the date of determination, Consenting Creditors holding at least a majority in aggregate principal amount outstanding of the Second Lien Notes held by the Consenting Creditors as of such date;

(b)                                 Effect of Termination. Upon the termination of this Agreement in accordance with this Section 4, and except as provided in Section 11 hereof, this Agreement shall forthwith become void and of no further force or effect and each Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law, the Second Lien Notes or the Indentures (as applicable) and any ancillary documents or agreements thereto; provided, however, that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

(c)                                  If the Restructuring Transactions are not consummated pursuant to the Plan concurrently with the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

5.                                      Representations and Warranties.

Each Consenting Creditor severally (and not jointly), represents and warrants to the Company that, as of the date hereof (or as of the date such Consenting Creditor becomes a party hereto), such Consenting Creditor (i) is the beneficial owner of the aggregate principal amount of Second Lien Notes set forth below its name on the signature page hereof (or below its name on the signature page of a Joinder Agreement for any Consenting Creditor that becomes a party hereto after the date hereof), or is the nominee, investment manager, or advisor for one or more beneficial holders thereof, and does not beneficially own any other Second Lien Notes, and/or (ii) has, with respect to the beneficial owners of such Second Lien Notes, (A) sole investment or voting discretion with respect to such Second Lien Notes, (B) full power and authority to vote on and consent to matters concerning such Second Lien Notes or to exchange, assign and transfer such Second Lien Notes, and (C) full power and authority to bind or act on the behalf of, such beneficial owners. The Parties acknowledge that all representations, warranties, covenants, and other agreements made by any Consenting Creditor that is a separately managed account of an investment manager are being made only with respect to the Second Lien Notes managed by such investment manager (in the amount identified on the signature pages hereto), and shall not apply to (or be deemed to be made in relation to) any Second Lien Notes that may be beneficially owned by such Consenting Creditor that are not held through accounts managed by such investment manager.

6.                                      Disclosure; Publicity.

(a)                                 Within one business day following the Support Effective Date, subject to the provisions set forth in Section 6(b) hereof, the Company shall disseminate a Current Report on Form 8-K or a press release disclosing the existence of this Agreement and the terms hereof, with such redactions as may be reasonably requested by any Consenting Creditor’s counsel to maintain the confidentiality of the items identified in Section 6(b) hereof, except as otherwise required by law. In the event that the Company fails to make the foregoing disclosures in compliance with the terms specified herein, any such Consenting Creditor may publicly disclose the foregoing, including, without limitation, this Agreement and all of its exhibits and schedules (subject to the redactions called for by Section 6 hereof), and the Company hereby irrevocably waives and releases any claims against the Consenting Creditors arising as a result of such disclosure by a Consenting Creditor in compliance with this Agreement.

(b)                                 To the extent reasonably practical, the Company shall submit drafts to Noteholder Counsel of any press releases, public documents and any and all filings with the SEC that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement at least one (1) business day prior to making any such disclosure. Except as required by applicable law, and notwithstanding any provision of any other agreement between the Company and such Consenting Creditor to the contrary, no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Creditor), other than advisors to the Company, the principal amount or percentage of any Second Lien Notes, any other securities of the Company or any other claims against the Company held by any Consenting Creditor, in each case, without such Consenting Creditor’s prior written consent; provided, however, that (i) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Creditor a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Creditor) and (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Second Lien Notes held by all the Consenting Creditors collectively. Notwithstanding the provisions in this Section 6, any Consenting Creditor may disclose such Consenting Creditor’s individual holdings to any Person. Any public filing of this Agreement, with the Bankruptcy Court or otherwise, which includes executed signature pages to this Agreement shall include such signature pages only in redacted form with respect to the holdings of each Consenting Creditor (provided that the holdings disclosed in such signature pages may be filed in unredacted form with the Bankruptcy Court under seal).

7.                                      Amendments and Waivers.

This Agreement and the Amendment, including any exhibits or schedules hereto or thereto (including the Term Sheet), may not be waived, modified, amended or supplemented except with the written consent of the Company and Requisite Creditors; provided that Requisite Creditors shall not unreasonably withhold consent to waivers, modifications, amendments and supplements to the Amendment as long as the Amendment, so altered, is consistent with the Term Sheet.

8.                                      Effectiveness.

This Agreement shall become effective and binding upon each Party upon the execution and delivery by such Party of an executed signature page hereto and shall become effective and binding on all Parties on the Support Effective Date, provided that the Support Effective Date occurs within five (5) business days of the date hereof; provided, however, that signature pages executed by Consenting Creditors shall be delivered to (a) other Consenting Creditors in a redacted form that removes such Consenting Creditors’ holdings of the Notes and (b) the

Company, Weil and Noteholder Counsel in an unredacted form (to be held by the Company, Weil and Noteholder Counsel on a professionals’ eyes only basis).

9.                                      GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a)                                 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

(b)                                 Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the State of New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Restructuring. Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Restructuring Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding the foregoing, during the pendency of the Chapter 11 Cases, all proceedings contemplated by this Section 9(b) shall be brought in the Bankruptcy Court.

(c)                                  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.                               Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy, including an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

11.                               Survival.

Notwithstanding the termination of this Agreement pursuant to Section 3 hereof, the agreements and obligations of the Parties in this Section 11, and Sections 6, 8, 9, 10, 12, 13(b), 14, 15, 16 and 17, hereof (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination; provided, further, that the representations and warranties contained in this Agreement shall not survive the expiration of the Support Period.

12.                               Headings.

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

13.                               Successors and Assigns; Severability; Several Obligations.

(a)                                 This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 13 shall be deemed to permit Transfers of the Second Lien Notes or claims arising under the Second Lien Notes other than in accordance with the express terms of this Agreement.

(b)                                 If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably satisfactory manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

14.                               No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof.

15.                               Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Term Sheet) constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Consenting Creditor shall continue in full force and effect for the duration of such confidentiality agreement.

16.                               Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile, electronic mail or otherwise, which shall be deemed to be an original for the purposes of this paragraph.

17.                               Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(1)                                 If to the Company, to:

Halcón Resources Corporation

1000 Louisiana Street

Suite 6700

Houston, Texas 77002

Fax: (832) 538-0220

Attn: David S. Elkouri

Email: delkouri@halconresources.com

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Fax: (212) 310-8007

Attention: Gary T. Holtzer, Esq

(gary.holtzer@weil.com)

- and -

Joseph H. Smolinsky, Esq

(joseph.smolinsky@weil.com)

- and -

Ted S. Waksman, Esq.

(ted.waksman@weil.com)

(2)                                 If to a Consenting Creditor, or a transferee thereof, to the addresses or facsimile numbers set forth below following the Consenting Creditor’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

O’Melveny & Myers LLP

Times Square Tower

New York, New York 10036

Attention: John Rapisardi

E-mail address: jrapisardi@omm.com

Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral, machine or electronic mail (as applicable) confirmation of transmission.

18.                               No Solicitation; Representation by Counsel.

This Agreement is not and shall not be deemed to be a solicitation for votes in favor of the Plan in the Chapter 11 Cases from the Second Lien Noteholders. Each Party acknowledges that it has had an opportunity to receive information from the Company and that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

HALĆON PARTIES

HALĆON RESOURCES CORPORATION

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chairman of the Board and Chief
Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN HOLDINGS, INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HK RESOURCES, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

THE 7711 CORPORATION

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN GULF STATES, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN LOUISIANA OPERATING, L.P.

By:	Halcón Gulf States, LLC,
its general partner

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN FIELD SERVICES, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	President and Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN ENERGY PROPERTIES, INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN OPERATING CO., INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN WILLISTON I, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN WILLISTON II, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN RESOURCES OPERATING, INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HRC ENERGY LOUISIANA, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HRC ENERGY RESOURCES (WV), INC.

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HRC PRODUCTION COMPANY

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HALCÓN ENERGY HOLDINGS, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HRC ENERGY, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HK ENERGY, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HK LOUISIANA OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HK OIL & GAS, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HK ENERGY OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

HRC OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO LOCK-UP AGREEMENT

CONSENTING CREDITOR

[Consenting Creditor Signature Pages Omitted]

SIGNATURE PAGE TO LOCK-UP AGREEMENT

EXHIBIT A

TERM SHEET

HALCÓN RESOURCES CORPORATION

TERM SHEET

JULY 22, 2016

This term sheet sets forth the principal terms of a proposed amendment (“Amendment”) to the Second Lien Note Indentures (as defined below) to be implemented pursuant to a consent solicitation, consistent with the terms set forth herein. Reference is hereby made to that certain restructuring support agreement dated June 9, 2016, by and among the Company and the Consenting Creditors (the “Restructuring Support Agreement”).(1)

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN IS STRICTLY CONFIDENTIAL AND SHALL NOT BE SHARED WITH ANY OTHER PARTY ABSENT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THE TERMS SET FORTH HEREIN ARE FOR DISCUSSION PURPOSES ONLY AND REMAIN SUBJECT TO APPROVAL BY THE LENDERS UNDER THE REVOLVING CREDIT AGREEMENT, THE REQUISITE CREDITORS UNDER THE RESTRUCTURING SUPPORT AGREEMENT, AND THE BOARD OF DIRECTORS OF THE COMPANY.

Transaction Overview

Notes and Indentures to be Amended:

The Company is prepared to enter into the Amendment, consistent with the terms set forth herein, to: (a) the 8.625% Senior Secured Notes (the “8.625% Second Lien Notes”) issued under that certain indenture, dated as of May 1, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee (as amended, modified, or otherwise supplemented from time to time, the “8.625% Second Lien Note Indenture”) and (b) the 12.0% Senior Secured Notes (the “12.0% Second Lien Notes” and, together with the 8.625% Second Lien Notes, the “Second Lien Notes” and the holders of such Second Lien Notes, the “Second Lien Noteholders”) issued under that certain indenture, dated as of December 21, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as trustee (as amended, modified or otherwise supplemented from time to time, the “12.0% Second Lien Note Indenture” and, together with the 8.625% Second Lien Note Indenture, the “Second Lien Note Indentures”).

Proposed Amendments:

On or as soon as reasonably practicable following the Effective Date of the Plan, the Second Lien Note Indentures and any the other applicable Note Documents (as defined in the Second Lien Note Indenture) will be amended as follows:

Incurrence of Indebtedness/Lien Covenants

•                  Section 4.3(b)(1): Section 4.3(b)(1)(a)(i) to be amended and restated as $900.0 million. The remaining provisions of Section 4.3(b)(1) shall remain unchanged.

(1)   Capitalized terms used but not otherwise herein defined have the meanings ascribed to them in the Restructuring Support Agreement or the Second Lien Note Indentures, as applicable.

•                  Section 4.3(b)(3): $150 million Parity Lien Debt basket to be deleted.

•                  Section 4.5: Subsection (14) of the definition of Permitted Liens to be amended to delete any references to other Parity Lien Debt.

Restricted Payments Covenant

•                  Section 4.4(b)(3): Amend Section 4.4(b)(3) to adjust the start date for measuring the Consolidated Net Income builder basket period from April 1, 2015, to the beginning of the fiscal quarter after the Effective Date of the Plan.

•                  Subsection 4.4: Amend the definition of Restricted Payment to include any prepayments of Junior Lien Debt or unsecured Indebtedness incurred under Credit Facilities.

•                  Section 4.4(c)(14): $250 million basket for prepayments of unsecured notes to be deleted.

Noteholder Professionals:

Prior to the Petition Date, but subject to the occurrence of the Support Effective Date, the Company agrees to pay the reasonable fees and expenses incurred through and including the Support Effective Date of each of Centerview Partners LLC, as financial advisor to the ad hoc group of Second Lien Noteholders (the “Ad Hoc Group”), and O’Melveny & Myers LLP, as counsel to the Ad Hoc Group (collectively, the “Noteholder Advisors”); provided, however, that the reasonable fees and expenses of the Noteholder Advisors shall not exceed $500,000.00 in the aggregate.

Consent Fee:

In addition to the Amendment, in consideration for the Consenting Noteholder Obligations set forth below, the Company agrees to pay:

(a)         to each holder of 8.625% Second Lien Notes that agrees to the Amendment and is either party to the Lock-up Agreement (as defined below) or does not object or take any action in contravention to the Plan, a fee equal to 1.25% of the aggregate principal amount of such holder’s outstanding 8.625% Second Lien Notes, subject to the occurrence of the Effective Date of the Plan and the effectiveness of the Amendment (the “8.625% Note Consent Fee”); and

(b)         to each holder of 12.0% Second Lien Notes that agrees to the Amendment and is either party to the Lock-up Agreement or does not object or take any action in contravention to the Plan, a fee equal to 1.25% of the aggregate principal amount of such holder’s outstanding 12.0% Second Lien Notes, subject to the occurrence of the Effective Date of the Plan (the “12.0% Note Consent Fee” and, together with the 8.625% Note Consent Fee, the “Consent Fees”);

provided, however, that the Consent Fees shall only be paid if the Effective Date occurs within the milestones set forth in the Restructuring Support Agreement as in effect on the date hereof and without regard to any amendments of such milestones although the balance of this Term Sheet shall remain in effect.

Agreements of the Consenting Second Lien Noteholders:

Subject to the occurrence of the Support Effective Date (as herein defined), each holder of Second Lien Notes that agrees to the Amendment agrees to:

•                  timely submit its consent to the Amendment;

•                  support and take such commercially reasonable actions necessary or reasonably requested by the Company to obtain approval of the Disclosure Statement, and confirmation and consummation of the Plan and the Restructuring, including any debtor-in-possession financing for the Company that includes a “roll up” of the Revolving Credit Agreement Claims and any other transactions contemplated by the Plan;

•                  not directly or indirectly, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of any Alternative Restructuring or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the Solicitation, approval of the Disclosure Statement, and the confirmation and consummation of the Plan and the Restructuring, including any debtor-in-possession financing that includes a “roll up” of the Revolving Credit Agreement Claims and any other transactions contemplated by the Plan; and

•                  not transfer any of its Second Lien Note Claims unless such transferee agrees to be bound by the terms set forth herein and notifies the Company within two (2) business days of such transfer (collectively, the “Consenting Noteholder Obligations”).

Support Effective Date:

The date by which the Company and holders of not less than 51% of the outstanding principal amount of the Second Lien Notes execute the Lock-up Agreement (the “Support Effective Date”). For purposes of this Term Sheet, “Lock-up Agreement” means a lock-up or similar agreement consistent with the terms set forth herein.

Implementation:

To be implemented through a consent solicitation to be commenced by the Company on or as soon as reasonably practicable following the Effective Date of the Plan but in no event later than thirty (30) days following the Effective Date.

Disclosure:

The terms of the Amendment, including the Company’s obligation to solicit consents for the Amendment from holders of the Second Lien Notes on or as soon as reasonably practicable following the Effective Date, shall be described in the solicitation procedures motion filed in the Chapter 11 Cases.

EXHIBIT B

FORM OF JOINDER AGREEMENT FOR CONSENTING CREDITORS

This Joinder Agreement to the Lock Up Agreement, dated as of July 22, 2016 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Halcón Resources Corporation and its subsidiaries party thereto, and the holders of the principal amounts outstanding under the Second Lien Notes (together with their respective successors and permitted assigns, the “Consenting Creditors” and each, a “Consenting Creditor”) is executed and delivered by                     (the “Joining Party”) as of            , 2016.  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1.                              Agreement to be Bound.  The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions hereof). The Joining Party shall hereafter be deemed to be a “Consenting Creditor” and a “Party” for all purposes under the Agreement and with respect to any and all Second Lien held by such Joining Party.

2.                              Representations and Warranties.  With respect to the aggregate principal amount of Second Lien Notes set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Creditors set forth in Section 5 of the Agreement to each other Party to the Agreement.

3.                              Governing Law.  This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions which would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[CONSENTING CREDITOR]

By:
Name:
Title:

Principal Amount of the Second Lien Notes: $

Notice Address:

Fax:
Attention:
Email:

Acknowledged:

HALĆON RESOURCES CORPORATION

By:
Name:
Title:

SIGNATURE PAGE TO JOINDER